Exhibit 10.2
BMP Sunstone Corporation
600 W. Germantown Pike, Suite 400
Plymouth Meeting, PA 19462
Attention: Chief Executive Officer
Ladies and Gentlemen:
          The undersigned (the “Investor”), hereby confirms its agreement with you as follows:
          1. This Purchase Agreement (the “Agreement”) is made as of the date set forth below between BMP Sunstone Corporation, a Delaware corporation (the “Company”), and the Investor.
          2. The Company has authorized the sale and issuance of up to 1,149,374 shares (the “Shares”) of common stock, par value $0.001 per share of the Company (the “Common Stock”) and warrants to purchase 574,687 shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) for a purchase price of $3.20 per Security (the “Purchase Price”)
          3. The offering and sale of the Securities, including the shares of Common Stock underlying the Warrants (the “Warrant Shares”) (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (No. 333-143789) (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, and (iii) a Prospectus Supplement (the “Prospectus Supplement”), containing certain supplemental information regarding the Securities and the Warrant Shares, the Company and the terms of the Offering that will be filed with the Commission and delivered to the Investor along with the Company’s counterpart to this Agreement (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).
          4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Investor acknowledges that the offering is not being underwritten by the placement agents and that there is no minimum offering amount. Certificates representing the Shares purchased by the Investor will not be issued to the

Investor; instead, such Shares will be credited to the Investor using customary book-entry procedures. Certificates representing the Warrants purchased by the Investor will be issued to the Investor promptly after the Closing Date.
The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[___]	A.	Delivery versus payment (“DVP”) through the Depository Trust Company (“DTC”) via Oppenheimer & Co. Inc. (“Oppenheimer”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Oppenheimer identified by the Investor and simultaneously therewith payment shall be made by Oppenheimer by wire transfer to the Company).

[___]	B.	DVP through DTC via Susquehanna Financial Group, LLLP (“Susquehanna”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Susquehanna identified by the Investor and simultaneously therewith payment shall be made by Susquehanna by wire transfer to the Company).

[___]	C.	DVP through DTC via Philadelphia Brokerage Corporation (“Philadelphia”, and together with Oppenheimer and Susquehanna, the “Placement Agents”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Philadelphia identified by the Investor and simultaneously therewith payment shall be made by Philadelphia by wire transfer to the Company).
NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:
(I)	NOTIFY THE APPROPRIATE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT SUCH PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)	CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT SUCH PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.
IT IS THE INVESTOR’S RESPONSIBILITY TO ARRANGE FOR SETTLEMENT BY WAY OF DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT

MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.
          5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, nor did the Investor acquire, or obtain the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis and (c) it has no direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. as of the date hereof. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
          6. The Investor hereby confirms receipt of the Issuer Free Writing Prospectus, dated February 13, 2009, and the Base Prospectus, dated February 13, 2009, (collectively, the “Prospectus”), of the Company distributed by email to the Investor with this Agreement or otherwise has been made available to the Investor. The Investor confirms that it had full access to the Prospectus and was fully able to read, review, download and print it. Investor acknowledges that the Investor will be required to bear the cost, if any, of printing the Prospectus.
          7. No offer by the Investor to buy any Securities will be accepted and no part of the purchase price therefor will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agents on behalf of the Company) sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

                    Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Title:

Address:

Tax ID No:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

Name of Broker:

Broker’s DTC No.:

Aggregate Purchase Price:

Number of Shares:

Number of Warrants.:

AGREED AND ACCEPTED:

BMP SUNSTONE CORPORATION

By:
Name:
Title:

Annex I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES
          1. Authorization and Sale of Securities. The Company has authorized the sale of up 1,149,374 Shares and Warrants to purchase 574,687 shares of Common Stock. The Company reserves the right to increase or decrease this number.
          2. Agreement to Sell and Purchase the Securities; Subscription Date.
          2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, the number of Shares and Warrants set forth on the signature page hereto at the purchase price set forth on such signature page.
          2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept or reject Agreements in its discretion.
          3. Delivery of the Securities at Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur on Friday, February 20, 2009 (the “Closing Date”), at the offices of the Company’s counsel. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the appropriate Placement Agent of the account or accounts at such Placement Agent to be credited with the Shares being purchased by such Investor and confirm that the account or accounts at such Placement Agent to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor. On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at such Placement Agent, as applicable, identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC. Certificates representing the Warrants purchased by the Investor will be issued to the Investor promptly after the Closing Date in physical form.

          The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales of Securities under the Agreements that may be executed with the Other Investors; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.
          The Investor’s obligation to purchase the Securities shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement Agency Agreement dated February 13, 2009, between the Company and the Placement Agents (the “Placement Agency Agreement”) pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.
          4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:
          4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
          4.2 This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          5. Representations, Warranties and Covenants of the Investor.
          5.1 The Investor represents and warrants that it has access to the Company’s base prospectus dated February 13, 2009 and the Issuer Free Writing Prospectus dated February 13, 2009, relating to the Offering, (collectively, the “Prospectus”).
          5.2 The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.
          5.3 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          5.4 The Investor understands that nothing in the Prospectus, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.
          5.5 From and after obtaining the knowledge of the sale of the Securities contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge it position on the Shares.
          6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.
          7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, or (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:
(a) if to the Company, to:
BMP Sunstone Corporation
600 W. Germantown Pike, Suite 400
Plymouth Meeting, PA 19462
Fax: (610) 940-1676
Attention: Chief Financial Officer
With a copy to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921
Fax: (215) 963-5001
Attention: Joanne R. Soslow
          (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
          8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
          9. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.
          10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
          11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.
          12. Counterparts. This Agreement may be executed in two or more counterparts (delivery of which occur facsimile or as PDF or similar attachment to an electronic communication), each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Purchase Agreement)
A. Please complete the following:
          1. Provide the information regarding the Investor requested on the signature page (page 1) of the Purchase Agreement. The Purchase Agreement must be executed by an individual authorized to bind the Investor.
          2. By 6 p.m. Eastern time on February 13, 2009, return via facsimile signed copies of the enclosed Purchase Agreement and Authorization to Disburse Funds to each of the following persons:
Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017
Attn: Jessica Cracolici
Phone: (212) 667-7307
Telecopy: (212) 667-6141
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attn: Kendra L. Archer
Phone: (858) 523-5429
Fax: (858) 523-5450
Please complete all of the information on the signature page of the Purchase Agreement to facilitate the Closing and the electronic delivery of the Shares. Please also deliver the originally signed documents to Kendra Archer at the address above via overnight delivery.
          If the Purchase Agreement is agreed and accepted by the Company, a copy of the Purchase Agreement signed by the Company will be delivered to the Investor at a later date.
     3. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the appropriate Placement Agent of the account or accounts at such Placement Agent to be credited with the Shares being purchased by such Investor and confirm that the account or accounts at such Placement Agent to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.